EXHIBIT 10.11


                          THIRD AMENDMENT TO REVOLVING
                         CREDIT AND TERM LOAN AGREEMENT
                         ------------------------------


     This Third Amendment to Revolving Credit and Term Loan Agreement ("Third Amendment") is made by and among TANDYCRAFTS, INC., a Delaware corporation ("Company"), CASUAL CONCEPTS, INC., a Texas corporation, THE DEVELOPMENT ASSOCIATION, INC., a Texas corporation, SAV-ON, INC., a Texas corporation, NOCONA BELT COMPANY, a Texas corporation, J-MAR ASSOCIATES, INC., a Texas corporation, DAVID JAMES MANUFACTURING, INC., a Texas corporation, BRAND NAME APPAREL, INC., a Texas corporation, ART IMAGE, INC., a California corporation, PLC LEATHER COMPANY, a Nevada corporation, TANDYARTS, INC., a Nevada corporation, COLLEGE FLAGS AND MANUFACTURING, INC., a South Carolina corporation, LORD'S VINEYARD, INC., a Colorado corporation (hereinafter collectively referred to as the "Guarantors"), and FIRST INTERSTATE BANK OF TEXAS, N.A., THE DAIWA BANK, LTD., and NBD BANK, N.A. (collectively, the "Banks") and FIRST INTERSTATE BANK OF TEXAS, N. A., as agent for the Banks ("Agent"); and

     WHEREAS, the Company, certain of Guarantors and Agent entered into that certain Revolving Credit and Term Loan Agreement dated September 29, 1993 (the "Loan Agreement"); and

     WHEREAS, the Company, certain of Guarantors, Banks and Agent entered into that certain First Amendment to Revolving Credit and Term Loan Agreement dated December 3, 1993; and

     WHEREAS, the Company, the Guarantors, Banks and Agent entered into that certain Second Amendment To Revolving Credit and Term Loan
Agreement dated September 26, 1994; and

     WHEREAS, the Company, Guarantors, Banks and Agent desire to amend the Loan Agreement in certain respects; and

     WHEREAS, capitalized terms used herein shall have the meaning assigned to them in the Loan Agreement unless the context otherwise requires or provides.

     NOW, THEREFORE, it is agreed by and among the Company, Guarantors, Banks and Agent as follows:

                                       1.

     Section 9.02 of the Loan Agreement is amended to read in its entirety as follows:

          9.02. Indebtedness To Consolidated Tangible Net Worth. Permit the ratio of the sum of its Consolidated Indebtedness to its Consolidated Tangible Net Worth to be greater than 2.75 to 1.0 on December 31,1994 or to be greater than 2.5 to 1.0 on or after March 31, 1995.

                                       2.

     By their execution hereof, each of the Guarantors ratify and confirm the terms of the Guaranty Agreement dated August 17, 1994, agree that the Guaranty Agreement shall remain in full force and effect and unconditionally agree that the Guaranty Agreement is enforceable against each of them in accordance with its terms.

                                       3.

     Except as amended by the First Amendment, the Second Amendment and this Third Amendment, the Loan Agreement is ratified and confirmed and shall remain in full force and effect.

                                       4.

     This Third Amendment shall be governed by and construed in accordance with the laws of the State of Texas.

                                       5.

     Company agrees to pay all expenses incurred by Agent and Banks in connection with the negotiation and preparation of this Third Amendment, including reasonable attorney's fees.

                                       6.

     This Third Amendment may be executed in any number of multiple counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement.

                                       7.

     Banks, Company, and Guarantors agree to be bound by the current Arbitration Program of Agent which is incorporated by reference herein and is acknowledged as received by the parties pursuant to which any and all disputes shall be resolved by mandatory binding arbitration upon the request of any party.

                                       8.

     This Third Amendment shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

                                       9.

     THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR,
CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

     Executed to be effective as of December 31, 1994.

                              TANDYCRAFTS, INC., a Delaware corporation

                              By:  /s/ Jerry L. Roy
                                   ----------------------------------
                                   Jerry L. Roy, President

                                                                 COMPANY


                              CASUAL CONCEPTS, INC., a Texas
                                corporation


                              By:  /s/ Michael J. Walsh
                                   ----------------------------------
                                   Michael J. Walsh, Vice President


                              SAV-ON, INC., a Texas corporation


                              By:  /s/ Michael J. Walsh
                                   ----------------------------------
                                   Michael J. Walsh, Vice President



                              NOCONA BELT COMPANY, a Texas
                                corporation


                              By:  /s/ Michael J. Walsh
                                   ----------------------------------
                                   Michael J. Walsh, Vice President


                              J-MAR ASSOCIATES, INC., a Texas
                                corporation


                              By:  /s/ Michael J. Walsh
                                   ----------------------------------
                                   Michael J. Walsh, Vice President



                              DAVID JAMES MANUFACTURING, INC., a Texas
                                corporation


                              By:  /s/ Michael J. Walsh
                                   ----------------------------------
                                   Michael J. Walsh, Vice President


                              BRAND NAME APPAREL, INC., a Texas
                                corporation


                              By:  /s/ Michael J. Walsh
                                   ----------------------------------
                                   Michael J. Walsh, Vice President



                              THE DEVELOPMENT ASSOCIATION, INC., a Texas
                                corporation


                              By:  /s/ Michael J. Walsh
                                   ----------------------------------
                                   Michael J. Walsh, Vice President


                              ART IMAGE, INC., a California corporation


                              By:  /s/ Michael J. Walsh
                                   ----------------------------------
                                   Michael J. Walsh, Vice President


                              PLC LEATHER COMPANY, a Nevada corporation


                              By:  /s/ Michael J. Walsh
                                   ----------------------------------
                                   Michael J. Walsh, Vice President


                              TANDYARTS, INC., a  Nevada corporation


                              By:  /s/ Michael J. Walsh
                                   ----------------------------------
                                   Michael J. Walsh, Vice President


                              COLLEGE FLAGS AND MANUFACTURING, INC., a
                                South Carolina corporation


                              By:  /s/ Michael J. Walsh
                                   ----------------------------------
                                   Michael J. Walsh, Vice President


                              LORD'S VINEYARD, INC., a Colorado
                                corporation


                              By:  /s/ Michael J. Walsh
                                   ----------------------------------
                                   Michael J. Walsh, Vice President

                                                              GUARANTORS



                              FIRST INTERSTATE BANK OF TEXAS, N.A.


                              By:  /s/ Steve Wood
                                   ----------------------------------
                                   Steve Wood, Senior Vice President


                              By:  /s/Todd Robichaux
                                   ----------------------------------
                                   Todd Robichaux, Vice President



                              THE DAIWA BANK, LTD.


                              By:  /s/ James T. Wang
                                   ----------------------------------
                                   James T. Wang, Vice President


                              By:  /s/ Kirk L. Stites
                                   ----------------------------------
                                   Kirk L. Stites, Vice President


                              NBD BANK, N.A.


                              By:  /s/ James D. Heinz
                                   ----------------------------------
                                   James D. Heinz, Vice President

                                                                   BANKS